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                                                                      EXHIBIT 12


          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:


         That I, J. ERIC DANIELS of Farmington, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Three, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January 1999.


                                /s/ J. Eric Daniels
                                -----------------------------------------------
                                Director, President and Chief Executive Officer The Travelers Insurance Company
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          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:


         That I, JAY S. BENET of West Hartford, Connecticut, Director, Senior Vice President and Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Three, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January 1999.



                                /s/ Jay S. Benet
                                    -----------------------------------
                                Director, Senior Vice President
                                Chief Financial Officer,
                                Chief Accounting Officer and Controller
                                The Travelers Insurance Company